                                                                    EXHIBIT 10.7

                                PROMISSORY NOTE
                                ---------------

THE RIGHTS, TITLE AND INTERESTS OF ANY HOLDER OF THIS PROMISSORY NOTE ARE SUBJECT TO THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT BETWEEN BANC ONE , TEXAS , N. A. AND THE WEBWORKS, INC., DATED SEPTEMBER 13, 1996 AND TO THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT BETWEEN STRATFORD CAPITAL GROUP, INC. AND THE WEBWORKS, INC. DATED SEPTEMBER 13, 1996, AS EACH OF THE FOREGOING MAY BB MODIFIED, AMENDED, RENEWED, EXTENDED, RESTATED OR REPLACED FROM TIME TO TIME, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE.

     For value received, NEI WEBWORLD, INC. (hereinafter, the "Maker") promises to pay to the order of WEBWORKS, INC. (hereinafter, the "Holder") at 27 Abercorn Street, Savannah, Georgia 31401, or at such other place as the Holder hereof may from time to time designate in writing, the principal sum of ONE MILLION TEN THOUSAND DOLLARS ($1,010,000.00), plus interest at the rate of TWELVE PERCENT (12%) per annum, determined daily, in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private; said principal and interest to be paid at the times and in the manner as follows:

     Principal:
     ---------

     (a)  The principal amount outstanding shall be due and payable as follows:

               September 12, 1997               $100,000.00;
               September 12, 1998               $100,000.00; and
               September 12, 1999               $810,000.00.
                                                -----------

     Interest:  Interest shall accrue on the unpaid principal balance at the
     --------
rate of Twelve percent (12%) per annum, determined daily, from the date hereof until all of the principal is repaid and shall be due and payable in arrears on the first day of each calendar quarter (January 1, April 1, July 1, October 1). The first interest payment shall be due on October 1, 1996.

     Prepayments:  Maker may prepay this Note in whole or in part without
     -----------
penalty or fee. Any voluntary prepayment of principal under this subparagraph shall be applied to the last annual payments of principal due hereunder in the inverse order in which such annual payments become due.

     Application of Payments:  Notwithstanding anything to the foregoing
     -----------------------
contained herein, each payment under this Note shall be applied first to accrued interest, then to outstanding principal.

     Late Payments:  For each and every payment not made by Maker when due,
     -------------
Maker shall immediately pay to Holder, as an addition to the principal indebtedness due hereunder, a sum equal to five percent of the late payment.

     Further, Maker and Holder hereby covenant and agree as follows:

     1.   Default.   The following shall constitute events of default: (a) any
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failure to pay in full any payment within five (5) days of when due; (b) the breach of any covenant, warranty, term or condition set forth herein; or (c) the breach of any covenant, warranty, term or condition contained in the Security Agreement of even date herewith executed by Maker in favor of Holder, which breach is not cured as provided in said Security Agreement (if such is permitted). Said Security Agreement the repayment of the indebtedness evidenced hereby and is incorporated herein by this reference to provide additional terms and conditions of a default hereunder. Upon the occurrence of an event of default, Holder shall have the immediate right to accelerate the outstanding indebtedness under this Note and declare all such sums immediately due and payable without any further action or notice to Maker whatsoever as well as to exercise any and all other remedies available to holders of any nature whatsoever. Upon acceleration, interest shall accrue on all the outstanding indebtedness at the rate of fifteen percent per annum, determined daily, from the date of acceleration until repaid.

     2.   Collection Costs and Attorney's Fees.  Time is of the essence of this
          ------------------------------------
contract. In the event this Note is placed in the hands of an attorney for collection (whether suit be brought or not), the Maker hereof shall repay on demand all costs and expenses incurred by the Holder arising therefrom, including reasonable attorney's fee" in an amount not less than fifteen percent of outstanding principal and interest, with interest on such costs, expenses and fees at the rate of fifteen percent per annum from the date incurred until paid.

     3.   Waivers.
          -------

     A. The Maker and all endorsers and guarantors hereof, if any, and all others who may become liable for all or any part of the obligations referenced hereunder each severally waives presentment for payment, demand for payment, protest and notice of nonpayment, and any and all other notices and demands which may be required by applicable law.

     B. Failure to accelerate the indebtedness evidenced hereby by reason of an occurrence of an event of default or the acceptance of a past-due payment shall not be construed as a novation of this Agreement or a waiver of the right of Holder to thereafter insist upon such compliance with the terms of this Note without previous notice of such intention given to Maker.

     4.   Notices.  All notices and other communications required or permitted
          -------
to be given hereunder or by reason of this note shall be in writing and shall be deemed to have been properly given when delivered in person to the person to whom such notice is directed; or three (3) days after deposited in the U.S. Mail, Certified Mail, Return Receipt Requested, postage prepaid, to the parties addressed as follows:

     A. If to Maker: NEI WebWorld, Inc., Attn.: Richard J. Wiencek, 4647 Bronze Way, Dallas, TEXAS 75236.

     B. If to Holder: The Webworks, Inc., Attn: Charles Morris, 27 Abercorn Street, Savannah, GA 31401.

     5.   Entire Agreement; Modification; Waivers. This Note and all exhibits
          ---------------------------------------
and documents incorporated herein by reference constitute the entire and complete agreement between the parties hereto and supersedes any prior oral or written agreement between the parties with respect to the obligations and covenants contemplated hereunder. It is expressly agreed that there are no verbal understandings or agreements which in any way change the terms, covenants, and conditions herein set forth, and that no modification of this Agreement and no waiver or release of any obligation or right of any party hereto shall be valid and enforceable unless made in writing and duly executed by all parties hereto.

     6.   Assignment; Binding effect. No Maker may assign or delegate any of
          --------------------------
his, her or its rights, duties or obligations under this Note without the prior written consent of Holder. Holder may assign this Note without Maker's consent. This Agreement shall inure to the benefit of and be binding upon the respective successors, estates, heirs, legal representatives and permitted assigns of the parties hereto.

     7.   Severability. Whenever possible, each provision of this Agreement, or
          ------------
subpart thereof, shall be interpreted so as to be valid and effective under applicable law, but if any provision of this Agreement, or subpart thereof, shall be prohibited or invalid under applicable law, that provision shall be ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of that provision or the remaining provisions of this Agreement.

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

     8.   Choice of Law. It is the intention of the parties hereto that the
          -------------
terms of this Agreement are to be construed in accordance with and governed by the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof. Maker agrees that any legal action or proceeding with respect to this Agreement may be brought in the federal or state courts of Chatham County, State of Georgia, all as Holder may elect. By execution of this Agreement, Maker hereby submits to the jurisdiction and venue of said courts, hereby expressly waiving any defense of personal jurisdiction or improper venue. Nothing herein shall affect the right of Holder to commence legal proceedings or otherwise proceed against Maker in any other jurisdiction or to serve process in any manner permitted or required by law. Should Holder obtain a judgment against Maker, Maker hereby irrevocably agrees that Holder may domesticate and/or enforce such judgment without limitation in any jurisdiction whatsoever, including but not limited to TEXAS, in which Maker or Maker's property resides, and (b) that Maker shall not contest or otherwise defend against such enforcement.

     9.   Savings Clause. If from any circumstances whatsoever fulfillment of
          --------------
any provision of this Note at the time performance of such provision shall be due shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note that is in excess of the limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

     10.  Headings. The paragraph headings or captions appearing in this
          --------
Agreement are for convenience only, are not part of this Agreement and are not to be considered in interpreting this Agreement.

     IN WITNESS WHEREOF, the undersigned each has caused this Note to be executed as follows:


                                    NEI WEBWORLD, INC.


                                   By:
----------------------                ---------------------------------
Date                                     Title:


                                   Attest:
                                          -----------------------------
                                         Title:                        [Seal]


Signed, sealed and delivered
in the presence of:


---------------------------------
Notary Public
Expiration:
[Seal]

                        MODIFICATION OF PROMISSORY NOTE
                        -------------------------------

     This Modification of Promissory Note is made and entered into on December 30, 1996 by and between NEI WEBWORLD, INC., as maker ("Maker"), and WEBWORKS, INC.. as holder ("Holder").

     Whereas, Holder previously made a loan to Maker in the original principal amount of One Million Ten Thousand Dollars ($1,010,000.00), as evidenced by that certain promissory note in said amount dated as of September 13, 1996 made by Maker in favor of Holder (the "Note"); and

     Whereas, Holder and Maker desire to modify the Note on the terms set forth herein so that, except as modified herein, the Note shall otherwise remain in full force and effect in accordance with its terms.

     Now, therefore, for and in consideration of the foregoing premises, the mutual covenants contained herein, the sum of ten dollars paid in hand by each party to the other and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Maker and Holder hereby modify the Note as follows:

     1. The first paragraph on page 1 of the Note is hereby deleted in its entirety with the following language substituted in its stead and place as if an original part thereof:

     "THE RIGHTS, TITLE AND INTERESTS OF ANY HOLDER OF THIS PROMISSORY NOTE ARE SUBJECT TO THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT BETWEEN CONGRESS FINANCIAL CORPORATION (SOUTHWEST) AND THE WEBWORKS, INC., DATED AS OF DECEMBER , 1996, AS SUCH MAY BE MODIFIED, AMENDED, RENEWED, EXTENDED, RESTATED OR REPLACED FROM TIME TO TIME. THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN."

     2. The third paragraph on page 1 of the Note regarding the repayment schedule for principal is hereby deleted in its entirety with the following language substituted in its stead and place as if an original part thereof:

     "Principal:
      ----------

     A.   The principal amount outstanding shall be due and payable as follows:

                  December 31, 1996                 $500,000.00;
                  September 12, 1997                $100,000.00;
                  September 12, 1998                $100,000.00; and
                  September 12, 1999                $310,000.00."

     3. Except as modified hereby, the Note shall otherwise remain in full force and effect in accordance with its terms, Maker and Holder hereby ratifying and confirming same in all respects. Maker acknowledges that it is fully obligated under the terms of the Note and that it has no offsets, claims, counterclaims, or defenses with respect to the obligations thereunder, as amended hereby, and to the extent that Maker has any offsets, claims, counterclaims, or defenses with respect to the obligations under the Note, as amended hereby, or any facts, events, transactions, omissions or agreements relating thereto, the Maker hereby waivers and releases such offsets, claims, counterclaims and defenses.

     4. Without limitation, all terms and conditions of the Note are hereby incorporated herein by this express reference for all purposes, and where a conflict exists between this modification agreement and the Note, the terms and conditions of the Note shall control. This modification agreement, including all instruments and documents incorporated herein by reference, constitutes the entire and complete agreement between the parties hereto and supersedes any prior oral or written agreement between the parties with respect to the subject matter hereof. It is expressly agreed that there are no verbal understandings or agreements which in any way change the terms, covenants, and conditions herein set forth.

     No modification of this Agreement and no waiver or release of any obligation or right of any party hereto shall be valid and enforceable unless made in writing and duly executed by all parties hereto.

     This Agreement shall inure to the benefit of and be binding upon the heirs, estates, guardians, personal and legal representatives, successors and permitted assigns. if any. of the parties hereto.

     It is the intention of the parties hereto that the terms of this Agreement are to be construed in accordance with and governed by the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

     Whenever possible and without limitation, each provision, or part thereof, of this Agreement shall be interpreted so as to be valid and effective under applicable law, but if any provision, or part thereof, of this Agreement shall be prohibited or invalid under applicable law, that provision, or part thereof, shall be ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of that provision or the remaining provisions of this Agreement.

     In Witness whereof, Maker and Holder each has caused this agreement to be executed under seal by its properly and duly authorized officers as of the day, month and Year first above written.


                                      NEI WEBWORLD, INC.

                                      By:
                                         ---------------------------------------
                                             Title:

                                      Attest:
                                             ---------------------------
                                             Title:                       [Seal]

Signed, sealed and delivered
in the presence of:

----------------------------------
Unofficial witness

----------------------------------
Notary Public


                                      WEBWORKS, INC.

                                      By:
                                         ---------------------------------------
                                             Title:


                                      Attest:
                                             ---------------------------
                                             Title:                       [Seal]

Signed, sealed and delivered
in the presence of:

----------------------------------
Unofficial Witness


----------------------------------
Notary Public

                                       2